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                                                                 EXHIBIT 10.13.1

     The form of Indemnity Agreement filed as Exhibit 10.13 has been entered into between H.F. Ahmanson & Company and the following directors and executive officers of H. F. Ahmanson & Company as of the dates indicated:

             Name                          Date
             ----                          ----
William H. Ahmanson                        11/13/86
Byron Allumbaugh                           03/24/87
Anne-Drue Anderson                         09/28/93
Harold A. Black                            07/11/95
Richard M. Bressler                        01/27/87
David R. Carpenter                         07/11/95
Fredric J. Forster                         02/22/93
George G. Gregory                          11/13/86
Madeleine A. Kleiner                       05/08/95
E. Nancy Markle                            05/10/94
Phillip D. Matthews                        07/11/95
George Miranda                             03/28/89
Richard L. Nolan                           11/03/95
Delia M. Reyes                             10/27/92
Charles R. Rinehart                        12/01/89
Frank M. Sanchez                           11/01/95
Elizabeth A. Sanders                       01/30/90
Arthur W. Schmutz                          03/23/93
William D. Schulte                         03/26/91
Kevin M. Twomey                            07/06/93